UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2013

Item 1. Report to Stockholders.

BOSTON COMMON
INTERNATIONAL FUND
(BCAIX)

BOSTON COMMON
U.S. EQUITY FUND
(BCAMX)

ANNUAL REPORT

September 30, 2013

Table of Contents

Shareholder Letter	1
Boston Common International Fund
Country Allocation	9
Schedule of Investments	11
Boston Common U.S. Equity Fund
Sector Allocation	17
Schedule of Investments	19
Statements of Assets and Liabilities	21
Statements of Operations	22
Statements of Change in Net Assets	23
Financial Highlights	25
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	38
Expense Example	39
Additional Information	44

BOSTON COMMON FUNDS

Message from the Advisor

Dear Fellow Shareholders,

The Boston Common Funds strive to create well-diversified portfolios with an emphasis on long term capital appreciation that incorporates thoughtful analysis of environmental, social and governance (ESG) issues.  Exceptional management, or mismanagement, of ESG issues may have important implications for the long term performance of an investment portfolio.

This past year we have fielded several questions from shareholders on how our Funds address the important questions of energy and carbon. As an investment firm, Boston Common aims to provide for society’s transition to a low carbon economy over a manageable time horizon, by preferring firms with energy efficient products and processes over those with more resource-intensive alternatives, by investing selectively in renewables and more carbon-efficient fossil fuels, and by engaging companies across all industry groups to improve their energy use. Instead of a policy of wholesale divestment we prefer a carefully-framed approach for a multi-year transition to a low carbon economy. We avoid investing in coal mining companies, which we believe should be scaled down. We also avoid inefficient energy sources such as tar sands and corn-based ethanol. We recognize the need for natural gas as a bridge fuel to a more renewables-driven economy but are mindful of the risks associated with it.  As we are activist investors, we have built and led investor coalitions to demand that the natural gas production and transportation companies address the troubling repercussions of hydraulic fracturing, fugitive methane emissions, and chemical contamination of water sources.  We are also working within the financial services sector, encouraging banks to assess their lending and financing practices as they relate to climate change.

Your investments in the Boston Common Funds enable us to conduct a multi-faceted engagement program to shape the future of our portfolio companies. Please refer to the next section for further discussion on environmental, social and governance topics.

This report outlines the activity in the Funds over the past fiscal year and presents our outlook for the coming quarters. Over the past twelve months, the developed world’s equity markets posted strong double-digit returns.  Continued economic recovery in the U.S., Europe and Japan should help corporate profits and supportive monetary policy will likely benefit stock markets. With ongoing global economic healing, we maintain a positive longer term view towards the global equity markets but recognize that policy error or public discontent could abruptly shift improving investor sentiment.

We take this opportunity to thank our shareholders for partnering with us.

Geeta Aiyer	Matt Zalosh
President & Founder	Chief Investment Officer
Boston Common Asset	International Strategies
Management, LLC	Boston Common Asset
Management, LLC

BOSTON COMMON FUNDS

Fund Shareholder Engagement

We lead multifaceted shareowner engagement programs with portfolio companies on behalf of investors in the Boston Common Funds.  As investors, our strategy has been to build the business case for changes in corporate behavior away from short-term, short-sighted practices. Through our long-term investment in this strategy, and perseverance as engaged investors, we have seen changes away from business-as-usual towards more thoughtful, sustainable practices.

Supply Chain Accountability:  Bangladesh

The scale of the tragedies in Bangladesh is hard to comprehend. Over 1,500 Bangladeshi garment workers have died since November 2012 and thousands more have been injured.  In response to this tragedy, Boston Common is working with the Interfaith Center on Corporate Responsibility (ICCR) whose globally coordinated investor initiative seeks to address systemic problems in the Bangladesh apparel supply chain. This initiative is supported by over 200 organizations with over $3.1 trillion in assets under management. In May, an investor statement signed by this coalition called on companies to enact system-wide reforms to prevent unsafe working conditions.  In September, the group, including Boston Common, sent letters to 24 global companies such as adidas asking them to join the Accord on Fire and Building Safety which has the potential to affect more than one-fourth of Bangladesh’s apparel factories.  Boston Common is currently engaging adidas, Disney, and VF Corporation on this issue.

Lobbying Disclosure and Transparency

Boston Common is co-leading, with an UK-based asset manager, an initiative calling for greater public disclosure of UK companies’ political lobbying practices through third parties including trade associations. As of September 30, 2013, 32 U.S.-, UK- and European-based investors and organizations, with over $211 billion in assets, have signed on to a letter sent to forty-seven FTSE 100 companies asking for greater transparency and board-level accountability. These companies include Barclays, BG Group, GlaxoSmithKline (“GSK”), Standard Chartered, and Unilever.  More than twenty companies have responded to date.

As a result of our year-long engagement, GlaxoSmithKline has published on its website “GSK Work with Public Policy Groups.” GSK also published an extensive list of its trade association memberships in health-related sectors.  This reporting builds from earlier investor pressure to evaluate GSK’s membership in trade associations.

BOSTON COMMON FUNDS

Environmental Risk Management

As part of our sector level engagement on climate change, Boston Common met in August with Apache, Statoil, Spectra Energy, National Oilwell Varco, Baker Hughes and ConocoPhillips in Houston.  Key topics discussed were climate change, fossil fuel divestment and carbon asset risk, environmental performance and human rights policies.

In May, Boston Common also led a new initiative by U.S. investors questioning Statoil on its tar sands operations in Canada. Statoil’s investments in tar sands have been quite controversial in Norway and represent less than 3% of its total proved reserves, as of year-end 2012. We sent Statoil an investor letter prior to its annual meeting, stating our support for a shareholder proposal by Greenpeace Nordic and World Wildlife Fund of Norway, which asked Statoil to withdraw from tar sands extraction.  We suggested Statoil’s capital and technological expertise would be better deployed elsewhere due to various investment risks from oil sands, including potential higher costs due to climate regulations.  In June, Statoil met with us at our Boston office to discuss these issues, as well as our concerns about its unconventional oil and gas operations in the U.S. that use hydraulic fracturing.

Past performance does not guarantee future results.

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Funds’ sustainability policy could cause them to perform differently compared to similar funds that do not have such a policy. This policy may result in the Funds foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise disadvantageous for it to do so. Diversification does not assure a profit or protect against loss in a declining market.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. Please refer to the Schedule of Investments included for additional information on securities held within the Boston Common Funds.

The Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index is an unmanaged index of over 1000 foreign common stock prices including the reinvestment of dividends. It is designed to measure equity market performance of developed markets excluding the U.S. and Canada.

BOSTON COMMON FUNDS

The S&P 500® is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

The FTSE 100 Index is an index of the largest 100 companies, by market capitalization, listed on the London Stock Exchange. It is widely used as a proxy for the U.K. stock market.  While an unmanaged index, it is updated on a quarterly basis.

You cannot invest directly in an index.

Price to Earnings Ratio (P/E) is the ratio of stock price to earnings.

Price to Book Ratio (P/B) is the ratio of stock price to assets less liabilities and intangibles.

ROIC Ratio is the ratio of earnings available for investment divided by total capital.

Earnings Growth is the year over year rate of change in earnings.

Earnings Per Share Growth is not a forecast of the fund’s future performance.

Boston Common Asset Management, LLC is the advisor to the Funds which are distributed by Quasar Distributors, LLC.

BOSTON COMMON INTERNATIONAL FUND

Investment Review

While international equities have appreciated substantially, valuations are still below long-term averages and, in our opinion, look attractive.  Developments in the major international regions offer reasons for optimism, while we are also mindful of macro risks.

Europe

The Eurozone has been making notable progress.  The economy emerged from an eighteen month recession as fiscal and monetary policy became more growth-oriented.  The Spanish and Italian economies are expected to expand slightly after contracting by 1.5% to 2.0% for the last two consecutive years.  After enduring painful government spending cuts and tax hikes, easing fiscal austerity should contribute approximately one third of economic growth.

The recent German election should move the region toward greater integration.  Angela Merkel and her Christian Democrat party fell just short of a majority and will have to establish a coalition government.  However, her party’s former junior partner was skeptical of Eurozone integration and lost all of its representation in parliament.  As a result, Germany’s next government is likely to be more supportive of its Eurozone partners.  Political cohesion is important because Europe’s union remains tenuous and historically high unemployment could cause public discontent.

As we expect gradual recovery in the region, the Fund is adding to its European stocks with cyclical leverage.  Additionally, the Fund is reducing its underweight to Europe’s Financial and Consumer sectors. A recent addition, BMW, is a leading luxury auto company that should benefit from a recovery in Europe.  The company’s newly developed electric vehicles and innovative use of carbon fiber to foster fuel efficiency should help it retain its leadership position over the next decade.  Trading at approximately 10 times earnings with a 3.0%+ dividend yield, we find BMW compelling.

Japan

Since Prime Minister Abe ushered in a series of aggressive monetary and fiscal stimulus initiatives, Japan’s rebound has been impressive.  Japan’s economy has been growing 3.5% in the first half of 2013, outpacing all large advanced economies.  Inflation, an important policy target, is approaching 1% - a level it only reached once in the past 10 years.  Given the legacy of deflation and depressed demand, rising optimism is an important variable to monitor.

In contrast to most pro-growth policies, the Japanese government confirmed a consumption tax increase from 5% to 8% will be implemented as of April 1st 2014.  There will be some new fiscal stimulus to offset this headwind, but the tax is primarily an effort to chip away at Japan’s high debt and deficit burden.  The tax should help boost inflation in the same way that the 30% depreciation of

BOSTON COMMON INTERNATIONAL FUND

the Yen has inflated import prices.  Longer-term inflation expectations have picked-up, but depressed wages may limit sustainable price increases.

Structural reform intended to complement short-term stimulus and help Japan’s economic dynamism is still in its infancy.  We appreciate the recent achievements and recognize the power of improving psychology, but we are still evaluating the impact on Japan’s sustainable growth.  The Fund remains underweight Japan, but overweight the export-oriented sectors where the weaker currency has played a significant role in boosting exporters’ corporate profits.  The Fund purchased Daikin, the global leader in air conditioner manufacturing.  The company’s strength is based on its energy-efficient technology, including its ductless systems.  Thanks to its acquisition of Goodman, Daikin should benefit from a recovery in the U.S. residential market, and it has a strong presence in China and other key Emerging Markets.  Daikin’s price-to-earnings and price-to-book value ratios of 20x and 2.3x are at long-term averages.

Asia Pacific and Emerging Markets

Emerging Markets face domestic and global challenges that are causing investors to question the persistency of these regions’ past successes.  Growth rates have slowed in many Asian & Latin American economies.  At the same time, external factors have prompted investors to withdraw capital from Emerging Market assets.  The combination of capital outflows and weaker fundamentals has led to more than 20% underperformance so far in 2013 compared to U.S. and International developed market equities.  Looking forward, we believe the group offers opportunities based on underlying macroeconomic fundamentals and global adjustments.

Countries affected by the Asian Financial Crisis of 1998 appear to have avoided repeating past mistakes. They have relatively little government debt and have borrowed limited amounts of short-term foreign currency.  Foreign exchange reserves have been stockpiled to a greater extent.  And their currencies float freely enabling greater flexibility for the economy.  The recent currency weakness should help global competitiveness and balance current account deficits even though relatively inelastic demand for imported commodities like oil could make the situation worse in the near term.

An improving outlook for developed economies should also increase demand for the region’s exports.  In our opinion, Emerging Markets look appealing based on stronger macroeconomic fundamentals compared with past crises and valuations that are at seven year lows relative to the rest of the world.  In Asia Pacific and the Emerging Markets we own a mix of companies geared to domestic and global demand for consumer and financial products.  New holding, Samsung Electronics, is positioned to potentially benefit from rising smart phone penetration as well as improving supply and demand dynamics for memory chips.  Despite a solid growth profile, the stock trades at 7x earnings.

BOSTON COMMON INTERNATIONAL FUND

Management’s Discussion of Fund Performance for the period ending September 30, 2013.

For the full year ending September 30th, 2013, the Boston Common International Fund (the “Fund”) rose 18.99%.  The Fund experienced strong absolute performance for the fiscal year but did not keep up with its relevant Index, the MSCI EAFE Index (the “Index”), which increased 23.77%.

Over the last twelve months, strong stock selection within the Fund’s Japanese holdings including internet retailer Rakuten and leasing company ORIX more than offset the portfolio’s slight underweight of the strong Japanese market.  Stock selection in the Healthcare and Industrial sectors helped results, driven by improving prospects for Swiss Pharmaceutical company Roche and agricultural equipment manufacturer Kubota.  Key individual contributors included European financial stocks AXA and Unicredit and companies with exposure to internet retailing like Kinnevik and Naspers.

Fund holdings in the Consumer Discretionary sector did not perform as well as the Index constituents.  The Fund was underweight European auto and luxury goods companies, which produced strong returns.  The Energy sector also weighed on the Fund’s performance as reduced earnings expectations for Subsea 7 and WorleyParsons depressed returns.  We continue to view the Emerging Markets favorably but the Fund’s exposure over the past year detracted from performance. Commodity–oriented companies, like Golden Agri Resources, and Southeast Asian holdings Bank Rakyat and Kasikornbank, were notable detractors.  Given the strong market rally, the Fund’s modest cash position was a headwind.

BOSTON COMMON INTERNATIONAL FUND

COUNTRY ALLOCATION For the Period Ended September 30, 2013 (Unaudited)

Country Allocation	% of Net Assets
Japan	18.3%
United Kingdom	17.9%
Switzerland	10.6%
Germany	7.7%
France	6.5%
Netherlands	5.3%
Singapore	2.9%
Sweden	2.9%
Australia	2.8%
Republic of Korea	2.5%
Hong Kong	2.2%
South Africa	2.1%
Finland	1.8%
Norway	1.6%
Italy	1.4%
Israel	1.4%
Luxembourg	1.3%
Indonesia	1.3%
Brazil	1.3%
Jersey	1.2%
Belgium	1.1%
China	1.0%
Thailand	1.0%
Spain	0.7%

BOSTON COMMON INTERNATIONAL FUND

Value of $100,000 vs. MSCI EAFE
(Unaudited)

		Since	Value of
Average Annual Returns	One	Inception	$100,000
Periods Ended September 30, 2013	Year	(12/29/10)	(9/30/13)
Boston Common International Fund	18.99%	4.66%	$113,355
MSCI EAFE Index	23.77%	6.86%	$120,036

This chart illustrates the performance of a hypothetical $100,000 investment made on December 29, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

BOSTON COMMON INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at September 30, 2013

Shares		Value
COMMON STOCKS – 93.1%

Australia – 2.8%
414,235	AMP LTD	$1,783,161
134,700	Origin Energy	1,773,714
132,000	Sims Metal
	Management
	LTD – ADR	1,160,280
		4,717,155
Belgium – 1.1%
38,095	Umicore SA	1,849,852

China – 1.0%
304,000	ENN Energy
	Holdings LTD	1,691,335

Finland – 1.8%
69,155	Sampo Group	2,974,803

France – 6.5%
29,541	Air Liquide SA	4,116,171
129,105	AXA SA	2,996,377
22,630	Casino Guichard
	Perrachon SA	2,332,727
19,650	Danone SA	1,479,522
		10,924,797
Germany – 5.4%
26,370	adidas AG	2,860,400
81,655	AIXTRON SE*	1,378,246
12,425	Bayerische
	Motoren Werk	1,336,236
8,480	Henkel AG and
	Company KGaA	751,270
36,775	SAP AG – ADR	2,718,408
		9,044,560
Hong Kong – 2.2%
151,500	Hang Seng Bank LTD	2,470,698
189,337	Television
	Broadcasts LTD	1,194,497
		3,665,195
Indonesia – 1.3%
3,416,500	PT Bank Rakyat
	Indonesia
	(Persero) Tbk	2,137,222

Israel – 1.4%
40,125	Check Point Software
	Technologies LTD*	2,269,470

Italy – 1.4%
357,630	UniCredit S.p.A.	2,283,764

Japan – 18.3%
54,500	DAIKIN
	INDUSTRIES	2,908,871
13,950	FANUC LTD	2,311,893
76,130	Honda Motor
	Company
	LTD – ADR	2,903,598
63,370	Kao Corporation	1,978,971
5,415	Keyence Corporation	2,060,374
12,000	Kubota Corp.	174,409
41,945	Kubota
	Corporation – ADR	3,053,596
277,645	Mitsubishi UFJ
	Financial Group, Inc.	1,780,914
206,600	Orix Corporation	3,377,482
229,460	Rakuten, Inc.	3,483,096
21,565	Shimano, Inc.	1,928,575
46,895	TERUMO
	Corporation	2,414,167
38,000	Unicharm
	Corporation	2,223,804
		30,599,750
Jersey – 1.2%
39,935	Wolseley PLC	2,066,155

Luxembourg – 1.3%
103,590	Subsea 7 SA	2,154,130

Netherlands – 5.3%
19,878	ASML
	Holding NV – ADR	1,963,151
12,615	Gemalto	1,354,113
15,425	Koninklijke Philips	497,627
56,670	Koninklijke Philips
	Electronics
	NV – ADR	1,827,607
86,145	Unilever NV – ADR	3,249,389
		8,891,887
Norway – 1.6%
121,575	Statoil ASA – ADR	2,757,321

Republic of Korea – 2.5%
6,910	Hyundai
	Motor Company	1,612,193

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at September 30, 2013 (Continued)

Shares		Value

Republic of Korea – 2.5% (Continued)
2,090	Samsung
	Electronics Co. Ltd.	$2,658,467
		4,270,660
Singapore – 2.9%
469,500	CapitaLand LTD	1,157,686
3,436,100	Golden Agri-
	Resources LTD	1,424,986
783,045	Singapore
	Telecommunications
	LTD	2,331,980
		4,914,652
South Africa – 2.1%
26,240	Naspers	2,429,350
97,870	Standard Bank
	Group LTD	1,168,468
		3,597,818
Spain – 0.7%
235,170	EDP Renovaveis SA	1,221,674

Sweden – 2.9%
101,355	Atlas Copco AB	2,678,444
62,310	Investment
	AB Kinnevik	2,157,116
		4,835,560
Switzerland – 10.6%
121,880	ABB LTD – ADR	2,875,149
69,255	Julius Baer
	Gruppe AG	3,233,746
12,235	Kuehne &
	Nagel International	1,604,791
58,531	Novartis AG – ADR	4,489,913
83,215	Roche Holding
	LTD – ADR	5,619,509
		17,823,108
Thailand – 1.0%
291,600	Kasikornbank PLC	1,632,253

United Kingdom – 17.8%
708,860	Barclays PLC	3,029,454
149,150	BG Group	2,847,239
49,630	CRODA International	2,131,025
114,820	GlaxoSmithKline
	PLC	2,886,906
46,870	HSBC Holdings
	PLC – ADR	2,543,166
55,880	Johnson
	Matthey PLC	2,539,250
40,835	Smith & Nephew
	PLC – ADR	2,548,921
41,887	Spirax-Sarco
	Engineering PLC	2,041,557
100,575	SSE PLC	2,398,679
108,405	Standard Chartered
	Bank PLC	2,597,151
123,985	Vodafone
	Group PLC – ADR	4,361,792
		29,925,140
TOTAL COMMON STOCKS
(Cost $134,580,680)		156,248,261

PREFERRED STOCKS – 3.6%

Brazil – 1.3%
149,720	Itau Unibanco
	Holding S.A.	2,114,046

Germany – 2.3%
36,905	Henkel AG and
	Company KGaA	3,803,353
TOTAL PREFERRED STOCKS
(Cost $4,974,757)		5,917,399

RIGHTS – 0.1%

United Kingdom – 0.1%
175,681	Barclays PLC-NIL
	PD, 1.85%	229,663
TOTAL RIGHTS
(Cost $189,276)		229,663

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at September 30, 2013 (Continued)

Shares	Value
SHORT-TERM INVESTMENT – 2.5%
4,143,567	Fidelity Money
Market Portfolio,
0.04%(1)	$4,143,567
TOTAL SHORT-TERM INVESTMENT
(Cost $4,143,567)	4,143,567
TOTAL INVESTMENTS – 99.3%
(Cost $143,888,280)	166,538,890
Other Assets in Excess
of Liabilities – 0.7%	1,153,060
NET ASSETS – 100.0%	$167,691,950

*	Non-income producing security.
(1)	Seven-day yield as of September 30, 2013.
ADR  American Depositary Receipt
PLC  Public Limited Company

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

Investment Review

U.S. equities have continued to post solid gains.  The S&P 500® Index is just shy of its all-time high having surged through the previous record  set back in 2008. The stock market’s rally reflects growing investor confidence and declining risk aversion. Major destabilizing factors like the threat of a breakup of the Euro or a shutdown of the U.S. Federal government have been trumped by corporate earnings that have been modestly positive relative to expectations and a Federal Reserve that has continued to be accommodative.

The steady albeit slow economic recovery has continued despite fiscal restraint and the periodic uncertainty of U.S. Federal budget and debt ceiling talks. In 2012, state and local governments put in staff and spending cuts, then payroll tax cuts expired in early 2013 under Fiscal Cliff provisions. Sequestration, the slate of automatic Federal spending cuts, followed.  More recently, Congressional gridlock over the budget and debt ceiling means market participants continue to deal with unusual levels of uncertainty regarding long-term fiscal policy.

Over the last six months, U.S. interest rates have moved higher in anticipation of the “beginning of the end” to the Federal Reserve’s Quantitative Easing or bond buying program.  Monetary policy remains supportive as demonstrated by the Fed’s September decision to postpone any reduction in its bond buying, inflation remains subdued at 1% and the unemployment rate has not declined significantly allowing for an accommodative policy.  After the Fed completes its upcoming leadership change, we expect it will taper its quantitative easing sometime in 2014 as it balances monetary policy with economic normalization and employment growth.

Since the downturn, corporate profits have risen strongly with support from global growth and falling costs including labor, interest rates, and taxes.  Wall Street analysts now forecast 2014 S&P 500 earning’s growth of 11%. The consensus assumes revenue and earnings growth will accelerate from the relatively slow second quarter pace.  These expectations may be too high in certain industries.  Along with this earnings outlook and the fact that fiscal policy and tapering of bond buying are still potential headwinds, there is room for greater stock level volatility.

Our positive longer-term view of the U.S. equity market is supported by the ongoing economic healing process in the developed world and the continued coordinated easing of global monetary policy.  After the Great Recession, many businesses should be stronger and better able to take advantage of the improving environment.  Although many corporations are operating at historically high profit margins, we still see room for productivity improvements.

BOSTON COMMON U.S. EQUITY FUND

We continue to focus on sustainable businesses trading at attractive valuations.  We favor companies that use internal cash flow to fund revenue, earnings and dividend growth.  One such company is Snap On Inc., a premier provider of tools and diagnostic equipment for the light & heavy auto market. The company’s distribution model provides a competitive advantage for capturing market share and maintaining margins.  Its operating performance through the business cycle (10% trough operating margin) and its strong balance sheet makes for an attractively valued holding with a mid-teens return on invested capital (“ROIC”).

The Fund remains overweight the Technology and Healthcare sectors where long term positive demand trends are complimented by relatively attractive valuations.  The Fund purchased Silver Spring Networks, an early stage, solutions company leveraged to smart grid adoption. Silver Spring’s networking platform provides consumers with better understanding of their energy use and allows utilities to more efficiently deliver electricity to homes and businesses. A large backlog of smart grid deployments and a growing base of recurring revenues offer more stability and growth potential while the company competes on future tenders.  Prior to coming public in 2012, Silver Spring had been named “Company of the Year for North America” on the Global Cleantech 100, a list of the top 100 private companies in clean technology, for three consecutive years. The Fund purchased Biogen, a leading provider of biotech drugs.  Biogen’s therapies are best in class, patent protected and difficult to copy giving the company substantial pricing power.  Biogen has a new drug, Tysabri, that is more efficacious in controlling Multiple Sclerosis disease progression with an acceptable safety profile. Valuation looks reasonable given the 15%-20% sales and earnings growth expectations over the next five years.

The Fund continues to underweight the more defensive sectors of Utilities, Telecommunications, and Consumer Staples. Valuations, in general, appear stretched versus their respective history.  However, we do find interesting opportunities.  The Fund sold AT&T and the proceeds were reinvested into SBA Communications (“SBAC”), the third largest U.S. wireless tower company with locations in the U.S., Canada and Latin America. Expanding wireless usage, especially in data, drives the need for more towers and greater density on each tower.  The tower industry has long-term pricing power thanks to stringent zoning laws. SBAC trades at attractive valuations relative to REITs but with faster growth prospects.  The Fund sold Sysco Corp and the proceeds were reinvested into the growth retailer Whole Foods. With the potential to double its number of U.S. stores  plus continue to gain market share, strong revenues should leverage its expense base to provide for 15%+ earnings growth. The stock recently sold off during a period when investors were temporarily concerned about economic slowdown providing the Fund with an attractive entry point.

BOSTON COMMON U.S. EQUITY FUND

Management’s Discussion of Fund Performance for the period ending September 30, 2013

Over the past twelve months, the Boston Common U.S. Equity Fund (the “Fund”) returned 17.65%.  The Fund experienced strong absolute performance for the fiscal year but did not keep up with its relevant index, the S&P 500® Index (the “Index”), which increased 19.34%.

Strong stock selection, especially over the past six months, has helped the Fund to outperform its benchmark since the Semi-Annual report in March, 2013. As discussed in our last report, the Fund’s strategy favors what we believe are high-quality businesses that have the ability to outperform over the business cycle, but typically lag riskier, lower-quality companies that often respond earlier in cyclical recoveries. The last six months have demonstrated that our higher-quality names may catch up as the economic recovery cycle matures.

Top contributors over the past six and twelve months include many of the same holdings.  Internet travel operator Priceline.com has benefitted from increased customer traffic and its dominance in Europe.  Gilead Sciences has continued to profit from its strong HIV franchise while Lowe’s, the home improvement retailer, benefitted from the improving housing market. Since we last reported six months ago, the Fund’s underweight to Utilities and Telecommunications sectors and the overweight to Healthcare has been beneficial.

The Fund’s holding in the Gold ETF and its cash position detracted from the Fund’s relative performance over the past year and six months. Gold, the safe haven of the past few years, has lost its luster based on the improving global outlook and is no longer held by the Fund.  Other holdings which had a negative impact on relative performance over the course of the year include AT&T, Statoil and Oracle.

The current market does not appear to be pricing in any potentially negative scenarios from rising interest rates and/or fiscal headwinds, and we could see increased volatility as these issues come back to the foreground later this year. In our view, the U.S. fiscal budget and debt ceiling debates continue to be transient events. Investor attention eventually returns to a focus on fundamentals.

BOSTON COMMON U.S. EQUITY FUND

SECTOR ALLOCATION For the Period Ended September 30, 2013 (Unaudited)

Sector Allocation	% of Net Assets
Information Technology	21.1%
Financials	16.0%
Health Care	15.4%
Industrials	10.6%
Consumer Discretionary	10.4%
Consumer Staples	9.7%
Energy	8.6%
Telecommunication Services	2.7%
Materials	2.4%
Utilities	0.9%

BOSTON COMMON U.S. EQUITY FUND

Value of $100,000 vs. S&P 500 Index
(Unaudited)

		Since	Value of
Average Annual Returns for the	One	Inception	$100,000
Periods Ended September 30, 2013	Year	(4/30/12)	(9/30/13)
Boston Common U.S. Equity Fund	17.65%	14.53%	$121,226
S&P 500 Index	19.34%	16.51%	$124,210

This chart illustrates the performance of a hypothetical $100,000 investment made on April 30, 2012, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

BOSTON COMMON U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2013

Shares		Value
COMMON STOCKS – 97.8%

Consumer Discretionary – 10.4%
1,150	Bed Bath &
	Beyond, Inc.*	$88,964
1,560	Home Depot, Inc.	118,326
4,205	Lowes Companies, Inc.	200,200
1,545	Nordstrom, Inc.	86,829
183	priceline.com, Inc.*	185,004
1,255	Time Warner
	Cable, Inc.	140,058
490	VF Corporation	97,534
3,345	Walt Disney Company	215,719
		1,132,634
Consumer Staples – 9.7%
1,950	Colgate Palmolive
	Company	115,635
925	Costco Wholesale
	Corporation	106,486
100	Kraft Foods Group, Inc.	5,244
1,400	McCormick &
	Company, Inc.	90,580
4,725	Mondelez
	International, Inc.	148,460
2,380	PepsiCo, Inc.	189,210
3,345	Procter & Gamble
	Company	252,849
2,625	Whole Foods
	Market, Inc.	153,562
		1,062,026
Energy – 8.6%
2,350	Apache Corporation	200,079
8,695	BG Group PLC – ADR	165,727
800	EOG Resources, Inc.	135,424
2,325	National Oilwell
	Varco, Inc.	181,606
4,415	Spectra Energy
	Corporation	151,125
4,880	Statoil ASA – ADR	110,678
		944,639
Financials – 16.0%
1,350	Aflac, Inc.	83,687
1,620	Aon PLC	120,593
1,885	CME Group Inc.	139,264
4,035	First Republic Bank	188,152
2,230	Franklin Resources, Inc.	112,726
6,905	JP Morgan
	Chase & Company	356,919
2,145	MetLife, Inc.	100,708
6,215	Morgan Stanley	167,494
2,310	Northern Trust Corp.	125,641
1,470	PNC Financial
	Services Group, Inc.	106,501
735	Simon Property
	Group, Inc.	108,949
1,830	T. Rowe Price
	Group, Inc.	131,632
		1,742,266
Health Care – 15.4%
1,375	Baxter
	International, Inc.	90,324
470	Biogen Idec Inc.*	113,157
2,650	Bristol Myers
	Squibb Company	122,642
2,700	Express Scripts
	Holding Company*	166,806
3,695	Gilead Sciences, Inc.*	232,194
3,070	Johnson & Johnson	266,138
3,505	Merck &
	Company, Inc.	166,873
1,420	Novartis AG – ADR	108,928
345	Novo Nordisk
	AS – ADR	58,381
2,960	Roche Holding
	LTD – ADR	199,889
1,955	Zimmer Holdings, Inc.	160,584
		1,685,916
Industrials – 10.6%
1,610	3M Company	192,250
1,585	Carlisle
	Companies, Inc.	111,410
860	Cummins, Inc.	114,268
655	Deere & Company	53,310
1,870	Emerson Electric
	Company	120,989
2,520	Equifax Inc.	150,822
1,210	Parker Hannifin
	Corporation	131,551
1,205	Snap-on Inc.	119,898
590	W.W. Grainger, Inc.	154,409
		1,148,907

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2013 (Continued)

Shares		Value
Information Technology – 21.1%
3,070	Altera Corporation	$114,081
935	Apple, Inc.	445,761
2,745	Check Point Software
	Technologies LTD*	155,257
1,490	Cognizant Technology
	Solutions –
	Class A*	122,359
2,810	eBay Inc.*	156,770
4,145	EMC Corporation	105,946
311	Google, Inc.*	272,408
5,555	Microsoft Corporation	185,037
6,465	Oracle Corporation	214,444
3,055	Qualcomm, Inc.	205,785
3,475	Silver Spring
	Networks, Inc.*	60,222
2,790	Veeco
	Instruments, Inc.*	103,872
860	Visa, Inc.	164,346
		2,306,288
Materials – 2.4%
1,510	Aptargroup, Inc.	90,797
1,420	Praxair, Inc.	170,698
		261,495
Telecommunication Services – 2.7%
1,540	SBA Communications
	Corp.*	123,908
4,975	Vodafone Group
	PLC – ADR	175,021
		298,929
Utilities – 0.9%
2,180	WGL Holdings, Inc.	93,108
TOTAL COMMON STOCKS
(Cost $9,311,476)		10,676,208

SHORT-TERM INVESTMENT – 2.7%
295,937	Fidelity Money
	Market Portfolio,
	0.04%(1)	295,937
TOTAL SHORT-TERM INVESTMENT
(Cost $295,937)		295,937
TOTAL INVESTMENTS – 100.5%
(Cost $9,607,413)		10,972,145
Liabilities in Excess
of Other Assets – (0.5)%		(52,171)
NET ASSETS – 100.0%		$10,919,974

*	Non-income producing security.
(1)	Seven-day yield as of September 30, 2013.
ADR  American Depositary Receipt
PLC  Public Limited Company

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2013

	Boston Common	Boston Common
	International	U.S. Equity
	Fund	Fund
ASSETS
Investments in securities, at value
(cost $143,888,280 and $9,607,413)	$166,538,890	$10,972,145
Receivables:
Due from Advisor	—	13,598
Fund shares sold	1,416,758	—
Dividends and interest	338,872	5,082
Prepaid expenses	4,496	140
Total assets	168,299,016	10,990,965

LIABILITIES
Payables:
Foreign currency payable (cost $15,074)	19,198	—
Fund shares redeemed	271,813	—
Investment securities purchased	50,605	—
Investment advisory fees, net	135,908	—
Custody fees	15,283	2,693
Administration & accounting fees	57,575	16,685
Professional fees	26,479	25,340
Printing & mailing fees	10,239	12,446
Transfer agent fees	6,041	4,430
Chief Compliance Officer fee	3,050	2,978
Trustee fees	1,344	1,156
Other accrued expenses	9,531	5,263
Total liabilities	607,066	70,991
NET ASSETS	$167,691,950	$10,919,974

COMPONENTS OF NET ASSETS
Paid-in capital	$143,311,324	$9,200,909
Undistributed net investment income	1,777,022	60,161
Accumulated undistributed net realized
gain (loss) on investments	(53,206)	294,172
Net unrealized appreciation on investments	22,650,610	1,364,732
Net unrealized appreciation (depreciation) on
foreign currency and translation of other
assets and liabilities in foreign currency	6,200	—
Net assets	$167,691,950	$10,919,974
Net assets value (unlimited shares authorized):
Net assets	$167,691,950	$10,919,974
Shares of beneficial interest
issued and outstanding	5,981,590	362,485
Net asset value, offering and
redemption price per share	$28.03	$30.13

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2013

	Boston Common	Boston Common
	International	U.S. Equity
	Fund	Fund
INVESTMENT INCOME
Income:
Dividends (net of foreign withholding
tax of $364,169 and $3,014)	$3,444,476	$152,934
Interest	3,966	219
Total investment income	3,448,442	153,153

Expenses:
Investment advisory fees	1,175,933	58,811
Administration & accounting fees	172,638	74,338
Custodian fees	95,711	9,964
Transfer agent fees	28,838	19,240
Professional fees	26,263	28,626
Miscellaneous expenses	14,377	9,441
Chief Compliance Officer fees	12,022	12,051
Printing and mailing expense	5,616	9,625
Trustees fees	5,233	2,525
Registration fees	1,242	17,351
Insurance expenses	1,216	447
Total expenses	1,539,089	242,419
Expenses recouped/(waived
or reimbursed)	78,096	(164,004)
Net expenses	1,617,185	78,415
Net investment income	1,831,257	74,738

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments
and foreign currency	1,572,011	300,127
Net change in unrealized appreciation of
investments and foreign currency	19,128,273	1,152,126
Net realized and unrealized gain on
investments and foreign currency	20,700,284	1,452,253
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$22,531,541	$1,526,991

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2013	2012
NET INCREASE/(DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$1,831,257	$747,606
Net realized gain (loss) on investments
and foreign currency	1,572,011	(1,430,850)
Net change in unrealized appreciation of
investments and foreign currency	19,128,273	7,914,393
Net increase in net assets resulting
from operations	22,531,541	7,231,149

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(792,077)	(118,018)
Total dividends and
distributions to shareholders	(792,077)	(118,018)

CAPITAL SHARE TRANSACTIONS
Net increase from capital share transactions (a)	50,534,010	67,181,139

Total increase in net assets	72,273,474	74,294,270

NET ASSETS
Beginning of year	95,418,476	21,124,206
End of year	$167,691,950	$95,418,476
Undistributed net investment income	$1,777,022	$719,400

(a)	A summary of share transactions is as follows:

	Year Ended			Year Ended
	September 30, 2013			September 30, 2012
	Shares	Amount		Shares	Amount
Shares sold	2,437,418	$62,902,704		3,083,315	$69,120,524
Shares issued to holders
in reinvestment
of distributions	27,386	664,114		4,401	94,927
Shares redeemed	(503,736)	(13,032,808	)1	(89,792)	(2,034,312	)1
Net increase	1,961,068	$50,534,010		2,997,924	$67,181,139
Beginning shares	4,020,522			1,022,598
Ending shares	5,981,590			4,020,522

1	Net of redemption fees of $4,378 and $104, respectively.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	September 30,	September 30,
	2013	20121
NET INCREASE/(DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$74,738	$5,941
Net realized gain (loss) on investments
and foreign currency	300,127	(1,346)
Net change in unrealized appreciation of
investments and foreign currency	1,152,126	212,606
Net increase in net assets
resulting from operations	1,526,991	217,201

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(20,518)	—
From net realized gain	(4,609)	—
Total dividends and
distributions to shareholders	(25,127)	—

CAPITAL SHARE TRANSACTIONS
Net increase from capital share transactions (a)	5,851,852	3,349,057

Total increase in net assets	7,353,716	3,566,258

NET ASSETS
Beginning of year/period	3,566,258	—
End of year/period	$10,919,974	$3,566,258
Undistributed net investment income	$60,161	$5,941

(a)	A summary of share transactions is as follows:

	Year Ended		Period Ended
	September 30, 2013		September 30, 20121
	Shares	Amount	Shares	Amount
Shares sold	238,134	$6,234,323	138,460	$3,349,057
Shares issued to holders
in reinvestment
of distributions	644	16,008	—	—
Shares redeemed	(14,753)	(398,479)	—	—
Net increase	224,025	$5,851,852	138,460	$3,349,057
Beginning shares	138,460		—
Ending shares	362,485		138,460

1	Fund commenced operations on April 30, 2012.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

Year Ended	Year Ended	Period Ended
September 30,	September 30,	September 30,
2013	2012	20111
Net asset value, beginning of year/period	$23.73	$20.66	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income2	0.36	0.36	0.20
Net realized and unrealized gain
on investments	4.12	2.79	(4.54)
Net increase (decrease) in net assets
resulting from operations	4.48	3.15	(4.34)

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.18)	(0.08)	—
Total distributions	(0.18)	(0.08)	—
Paid-in capital from redemptions	0.00	5	0.00	5	—
Net asset value, end of year/period	$28.03	$23.73	$20.66
Total return2	18.99%	15.27%	(17.36	)%3

SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$167,692	$95,418	$21,124
Ratios to average net assets:
Expenses before fees waived/recouped	1.18%	1.54%	3.00	%4
Expenses after fees waiver/recouped	1.24%	1.35%	1.35	%4
Net investment income ratio
before fees waived/recouped	1.46%	1.39%	(0.56	)%4
Net investment income
after fees waived/recouped	1.40%	1.58%	1.09	%4
Portfolio turnover rate	24%	33%	20	%3

1	Fund commenced operations on December 29, 2010.
2	Calculated using average shares outstanding method.
3	Not annualized.
4	Annualized.
5	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON U.S. EQUITY FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

	Year Ended	Period Ended
	September 30,	September 30,
	2013	20121
Net asset value, beginning of period	$25.76	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income2	0.26	0.07
Net realized and unrealized gain on investments	4.26	0.69
Net increase in net assets
resulting from operations	4.52	0.76

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.12)	—
Distributions from net realized gain	(0.03)	—
Total distributions	(0.15)	—
Paid-in capital from redemption fees	—	—
Net asset value, end of period	$30.13	$25.76
Total return	17.65%	3.04	%3

SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$10,920	$3,566
Ratios to average net assets:
Expenses before fees waived	3.09%	13.94	%4
Expenses after fees waiver	1.00%	1.00	%4
Net investment income (loss) before waiver	(1.14)%	(12.27	)%4
Net investment income (loss) after waiver	0.95%	0.67	%4
Portfolio turnover rate	26%	10	%3

1	Fund commenced operations on April 30, 2012.
2	Calculated using average shares outstanding method.
3	Not annualized.
4	Annualized.

The accompanying notes are an integral part of these financial statements.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2013

NOTE 1 – ORGANIZATION

The Boston Common International Fund and the Boston Common U.S. Equity Fund (the “Funds”) are a series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Funds commenced operations on December 29, 2010 and April 30, 2012, respectively.  The investment objective for both Funds is to seek long-term capital appreciation.  Each Fund seeks to preserve and build capital over the long term through investing in a diversified portfolio of stocks and American Depositary Receipts of companies it believes are high quality and undervalued.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected Interactive Data’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Boston Common International Fund.  The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges.  The Fund utilizes a confidence interval when determining the use of the FVIS provided prices.  The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FVIS

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2013 (Continued)

provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval, the Fund will value the particular security at that price.  If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Short term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The FVIS valued foreign securities as discussed in the paragraph above are considered fair valued securities by the Fund.  As of September 30, 2013, the Fund did not hold fair valued securities other than securities fair valued by FVIS.

As described in above, the Funds utilize various methods to measure the fair value of most of its investments on a recurring basis.  U.S. Generally Accepted Accounting Principles (GAAP) establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2013 (Continued)

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2013. See the Schedule of Investments for country and industry breakouts.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2013 (Continued)

Boston Common International Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$1,160,280	$3,556,875	$—	$4,717,155
Belgium	—	1,849,852	—	1,849,852
China	—	1,691,335	—	1,691,335
Finland	—	2,974,803	—	2,974,803
France	—	10,924,797	—	10,924,797
Germany	2,718,408	6,326,152	—	9,044,560
Hong Kong	—	3,665,195	—	3,665,195
Indonesia	—	2,137,222	—	2,137,222
Israel	2,269,470	—	—	2,269,470
Italy	—	2,283,764	—	2,283,764
Japan	5,957,194	24,642,556	—	30,599,750
Jersey	—	2,066,155	—	2,066,155
Luxembourg	—	2,154,130	—	2,154,130
Netherlands	7,040,148	1,851,739	—	8,891,887
Norway	2,757,321	—	—	2,757,321
Republic of Korea	—	4,270,660	—	4,270,660
Singapore	—	4,914,652	—	4,914,652
South Africa	—	3,597,818	—	3,597,818
Spain	—	1,221,674	—	1,221,674
Sweden	—	4,835,560	—	4,835,560
Switzerland	12,984,571	4,838,537	—	17,823,108
Thailand	—	1,632,253	—	1,632,253
United Kingdom	9,453,879	20,471,261	—	29,925,140
Total Common Stocks	44,341,271	111,906,990	—	156,248,261
Preferred Stocks
Brazil	2,114,046	—	—	2,114,046
Germany	—	3,803,353	—	3,803,353
Total Preferred Stocks	2,114,046	3,803,353	—	5,917,399
Rights/Warrants
United Kingdom	229,663	—	—	229,663
Short-Term
Investment	4,143,567	—	—	4,143,567
Total Investments
in Securities	$50,828,547	$115,710,343	$—	$166,538,890

The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur. Securities with a value of $115,710,343 were transferred out of Level 1 into Level 2 due to the use of Interactive Data’s proprietary fair value pricing model.  There were no significant transfers into or out of Level 3 during the year ended September 30, 2013.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2013 (Continued)

Boston Common U.S. Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$10,676,208	$—	$—	$10,676,208
Short-Term Investment	295,937	—	—	295,937
Total Investments
in Securities	$10,972,145	$—	$—	$10,972,145

There were no transfers into or out of Levels 1, 2 or 3 at September 30, 2013. It is the Fund’s policy to recognize transfers at the end of each reporting period.

Each Fund may invest in options, traded on U.S. and foreign exchanges, on equities, debt and stock indices as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position for certain tax-related purposes and to effect closing transactions.  Each Fund may write covered put and call options on securities, securities indices and currencies in which it may invest to serve as a partial hedge against a price decline of the underlying security.

Statements of Assets and Liabilities
Fair Values of derivative instruments on the Statement of Assets and Liabilities as of September 30, 2013:

Boston Common International Fund

	Assets		Liabilities
Derivative Instrument	Description	Fair Value	Description	Fair Value
Equity Contracts - Rights	Investments*	$229,663		$—
Total		$229,663		$—

* Fair value as reported on the Statements of Assets and Liabilities.

Statement of Operations
The effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2013:

Boston Common International Fund
	Location of	Realized Gain	Change in
	Gain (Loss)	(Loss) on	Unrealized
	on Derivatives	Derivatives	Appreciation
Derivative	Recognized	Recognized	(Depreciation) on
Instruments	in Income	in Income	Derivatives in Income
Equity Contracts -	Realized and
Rights	Unrealized Gain
(Loss) on
Investments,
	and Options	$ —	$40,387

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2013 (Continued)

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. The Funds have elected to be taxed as a “regulated investment company” and intend to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. At September 30, 2013, the Funds had no post-October capital losses. At September 30, 2013, the Funds had no capital loss carryforwards available for federal income tax purposes.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2013 (Continued)

examination by tax authorities. Management has analyzed the Funds’ tax position, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2013 tax returns. Boston Common International Fund’s open tax years are 2010-2012 and Boston Common U.S. Equity Fund’s open tax year is 2012. The Funds identify their major tax jurisdictions as U.S. Federal and State of Massachusetts; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the  nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to the Fund’s net asset value per share. The Funds charge a 2.00% redemption

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2013 (Continued)

fee on shares held less than 30 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with  service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2013, the following adjustments were made:

	Undistributed	Undistributed Net Realized	Paid-in
	Investment Income	Gain on Investments	Capital
Boston Common
International Fund	$18,442	$(18,442)	$0

Boston Common
U.S. Equity Fund	—	—	—

J.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s Financial Statements.

K.
New Accounting Pronouncements. In January, 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2013 (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Boston Common Asset Management, LLC (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.90% for Boston Common International Fund and 0.75% for Boston Common U.S. Equity Fund based upon the average daily net assets of the Funds. For the year ended September 30, 2013, the Funds incurred $1,175,933 and $58,811 in advisory fees, respectively.

The Advisor has contractually agreed to limit the annual ratio of expenses to 1.20% for Boston Common International Fund and 1.00% for Boston Common U.S. Equity Fund of each Fund’s average daily net assets. Prior to January 31, 2013, the contractual limit for the Boston Common International Fund was 1.35%. The contract’s term is indefinite and may be terminated only by the Board of Trustees. Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to the agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. At September 30, 2013, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Funds that may be reimbursed was $150,281 for Boston Common International Fund and $279,500 for Boston Common U.S. Equity Fund. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Boston Common International Fund

Year of Expiration	Amount
September 30, 2014	$62,551
September 30, 2015	$87,730

Boston Common U.S. Equity Fund

Year of Expiration	Amount
September 30, 2015	$115,496
September 30, 2016	$164,004

A Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2013 (Continued)

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of Funds expenses and reviews the Funds’ expense accruals. The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the funds.  Fees paid by the Fund for Administration and Chief Compliance Officer services for the fiscal year ended September 30, 2013 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Funds. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2013, the cost of purchases, excluding short-term securities for the Boston Common International Fund and the Boston Common U.S. Equity Fund, was $84,900,032 and $7,792,888, respectively.  The proceeds from sales of securities, excluding short-term securities for the Boston Common International Fund and Boston Common U.S. Equity Fund was $30,128,086 and $2,066,192, respectively. There were no purchases or sales of U.S. Government obligations for the year ended September 30, 2013.

BOSTON COMMON FUNDS

NOTES TO FINANCIAL STATEMENTS September 30, 2013 (Continued)

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2013, were as follows:

Boston Common International Fund

Tax cost of investments	$145,241,257
Gross tax unrealized appreciation	26,145,219
Gross tax unrealized depreciation	(4,847,586)
Net tax unrealized appreciation (depreciation)	21,297,633
Undistributed ordinary income	2,763,378
Undistributed long-term capital gains	313,415
Total distributable earnings	3,076,793
Other accumulated gain/(loss)	6,200
Total accumulated gains	$24,380,626

Boston Common U.S. Equity Fund

Tax cost of investments	$9,610,789
Gross tax unrealized appreciation	1,485,907
Gross tax unrealized depreciation	(124,551)
Net tax unrealized appreciation (depreciation)	1,361,356
Undistributed ordinary income	280,209
Undistributed long-term capital gains	77,499
Total distributable earnings	357,708
Other accumulated gain/(loss)	1
Total accumulated gains	$1,719,065

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the years ended September 30, 2013 and September 30, 2012, were as follows:

	Fiscal Year	Fiscal Year
	Ended 2013	Ended 2012
Boston Common International Fund
Ordinary Income	$792,077	$118,018

Boston Common U.S. Equity Fund
Ordinary Income	$25,127	$—

BOSTON COMMON FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Boston Common International Fund and
Boston Common U.S. Equity Fund and
The Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Boston Common International Fund and Boston Common U.S. Equity Fund (the “Funds”), each a series of Professionally Managed Portfolios, as of September 30, 2013 and the related statements of operations, the statements of changes in net assets and the financial highlights for the period indicated within the financial statements. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers or through other appropriate auditing procedures where replies from brokers were unable to be obtained. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boston Common International Fund and Boston Common U.S. Equity Fund as of September 30, 2013, the results of their operations, the changes in its net assets and the financial highlights for the periods indicated within the financial statements, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 27, 2013

BOSTON COMMON FUNDS

EXPENSE EXAMPLE For the Period Ended September 30, 2013 (Unaudited)

As a shareholder of the Boston Common International Fund and/or Boston Common U.S. Equity Fund (the “Funds”, or individually, the “Fund”), you incur two types of costs: (1) transaction costs and redemption fees; and (2) ongoing costs, including investment advisory fees; administration and accounting fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/13 – 9/30/13).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, the Fund’s transfer agent currently, charges a $15.00 fee. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, administration and accounting fees, custodian fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5%

BOSTON COMMON FUNDS

EXPENSE EXAMPLE For the Period Ended September 30, 2013 (Unaudited) (Continued)

hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Boston Common International Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	4/1/13	9/30/13	4/1/13 – 9/30/13*
Actual	$1,000.00	$1,079.70	$6.26
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.05	$6.07

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20% (reflecting fee waivers in effect) multiplied by the average account value over the period, multiplied by 183/365 days.

Boston Common U.S. Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	4/1/13	9/30/13	4/1/13 – 9/30/13**
Actual	$1,000	$1,102.00	$5.27
Hypothetical (5% return
before expenses)	$1,000	$1,020.05	$5.06

**	Expenses are equal to the Fund’s annualized expense ratio of 1.00% (reflecting fee waivers in effect) multiplied by the average account value over the period, multiplied by 183/365 days.

BOSTON COMMON FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Age	with the	Length of	During	Overseen	Held During
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	Formerly, President,	2	Director,
(born 1943)	and	Term;	Talon Industries,		PNC Funds,
c/o U.S. Bancorp	Trustee	Since	Inc. (business		Inc.
Fund Services, LLC		May 1991.	consulting); formerly,
2020 E. Financial Way			Executive Vice
Suite 100			President and
Glendora, CA 91741			Chief Operating
Officer, Integrated
Asset Management
(investment advisor
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment	2	The Dana
(born 1939)		Term;	Consultant; formerly,		Foundation;
c/o U.S. Bancorp		Since	Chief Executive Officer,		The Univ. of
Fund Services, LLC		May 1991.	Rockefeller Trust Co.,		Virginia Law
2020 E. Financial Way			(prior thereto Senior		School Fdn.
Suite 100			Vice President), and
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager and
Financial Advisor); formerly,
Senior Vice President,
Norton Simon, Inc.

BOSTON COMMON FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Age	with the	Length of	During	Overseen	Held During
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Eric W. Falkeis(3)	Trustee	Indefinite	President and	2	None.
(born 1973)		Term;	Chief Operating
c/o U.S. Bancorp		Since	Officer, Direxion
Fund Services, LLC		September	Funds since 2013;
2020 E. Financial Way		2011.	formerly, Senior
Suite 100			Vice President, and
Glendora, CA 91741			Chief Financial Officer
(and other positions),
U.S. Bancorp Fund
Services, LLC,
(1997-2013).

Carl A. Froebel	Trustee	Indefinite	Formerly President	2	None.
(born 1938)		Term;	and Founder, National
c/o U.S. Bancorp		Since	Investor Data Services,
Fund Services, LLC		May 1991.	Inc. (investment related
2020 E. Financial Way			computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	2	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, The
c/o U.S. Bancorp		Since	Executive Vice		Managers
Fund Services, LLC		May 1991.	President, Investment		Funds; Trustee,
2020 E. Financial Way			Company Administration,		Managers AMG
Suite 100			LLC (mutual fund		Funds, Aston
Glendora, CA 91741			administrator).		Funds;
Advisory Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director, Chase
Investment
Counsel.

BOSTON COMMON FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Age	with the	Length of	During	Overseen	Held During
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since March	Officer, U.S.
Fund Services, LLC		2013.	Bancorp Fund
2020 E. Financial Way	Secretary	Indefinite	Services, LLC,
Suite 100		Term;	since July 2007.
Glendora, CA 91741		Since
February
2008.

Eric C. VanAndel	Treasurer	Indefinite	Vice President,	Not	Not
(born 1975)		Term;	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Services, LLC,
Fund Services, LLC		April 2013.	since April 2005.
615 East Michigan St.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term;	President and	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Since	Compliance Officer,
Fund Services, LLC		July 2011.	U.S. Bancorp Fund
615 East Michigan St.	Anti-	Indefinite	Services, LLC since
Milwaukee, WI 53202	Money	Term;	August 2004.
Laundering Since
	Officer	July 2011.
	Vice	Indefinite
	President	Term;
Since
July 2011.

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

(3)
Prior to March 8, 2013, Mr. Falkeis was an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

BOSTON COMMON FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 12 and 13, 2013, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreement for the Boston Common International Fund and the Boston Common U.S. Equity Fund, each a series of Professionally Managed Portfolios, with Boston Common Asset Management, LLC (the “Advisor” or “Boston Common”).  At this meeting and at a prior meeting held on May 14 and 15, 2013, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services to be provided by the Advisor to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of Boston Common’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, the Advisor’s disaster recovery plan, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss fund performance, investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Investment Advisory Agreement and that the nature, overall quality and extent of the management services to be provided would be satisfactory.

2.	The Funds’ historical performance and the overall performance of the Advisor. In assessing the quality of the portfolio management

BOSTON COMMON FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

delivered by the Advisor, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to appropriate securities benchmarks and its peer funds utilizing Morningstar classifications.

For the Boston Common International Fund, the Board noted that the Fund outperformed its peer group for the year-to-date time period and underperformed for the one-year time period.  In considering this performance, the Board took into consideration the Fund’s short period of operations.  The Board also noted that the Fund was subject to social investment criteria, which may limit its investment opportunities relative to its peer group.  The Trustees also considered the Fund’s underperformance compared to its similarly managed accounts for the one-year time period, but found the differences to be reasonable.

For the Boston Common U.S. Equity Fund, the Board noted that the Fund had less than one-year of performance history and determined that this was not a long enough period by which to judge performance.
3.
Costs of Services Provided and Profits Realized by Boston Common.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

For the Boston Common International Fund, the Board noted that, as the Fund was relatively new, Boston Common had contractually agreed to reduce its expense ratio effective January 31, 2013 from 1.35% to 1.20% for the Fund going forward.  The Board noted that the advisory fee and net expense ratio were above those of its peer group median.  The Board concluded that, as the Fund was relatively new, the fees paid to the Advisor were not unreasonable.

For the Boston Common U.S. Equity Fund, the Board noted that, as the Fund was relatively new, Boston Common had contractually agreed to maintain an annual expense ratio of 1.00% for the Fund.  The Board noted that the advisory fee was the same as the peer group median and the net expense ratio was below the peer group median.  The Board concluded that, as the Fund was relatively new, the fees paid to the Advisor were not unreasonable.

The Trustees took into consideration the services Boston Common provided to its separately managed account clients comparing the fees charged for those management services to the fees charged to the Funds.  The Trustees found that the fees charged to the Funds were in

BOSTON COMMON FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

line with the fees charged by the Advisor to its separately managed accounts, and to the extent fees charged to the Funds were higher than for separate accounts of similar size, it was largely a reflection of the greater costs to Boston Common of managing the Funds.

4.
Economies of Scale.  The Board also considered that economies of scale could be expected to be realized by the Advisor as the assets of the Funds grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that each Fund does not exceed its specified expense limitations.  The Board concluded that there were no additional effective economies of scale to be shared with the Funds at current asset levels, but would revisit this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Funds.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, particularly benefits received in exchange for “soft dollars.”  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services they provide to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that continuing the Advisory Agreement would be in the best interests of the Funds and its shareholders.

BOSTON COMMON FUNDS

FEDERAL TAX INFORMATION (Unaudited)

For the year ended September 30, 2013, the Boston Common International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Gross Dividend	Taxes Withheld
Australia	$178,549	$5,615
Belgium	47,750	7,162
Brazil	226,203	13,185
Cayman Islands	10,440	—
Finland	113,134	16,970
France	356,712	53,507
Germany	196,118	29,418
Hong Kong	178,787	—
Indonesia	35,668	7,134
Italy	39,162	5,874
Japan	275,034	19,613
Jersey	7,429	—
Korea, Republic Of	10,024	2,205
Luxemburg	60,490	—
Mexico	3,214	—
Netherlands	168,324	25,249
Norway	131,969	32,992
Singapore	157,167	—
South Africa	56,732	8,510
Spain	11,445	2,403
Sweden	122,131	18,320
Switzerland	417,508	50,169
Taiwan	—	—
Thailand	27,627	2,763
United Kingdom	996,969	—

BOSTON COMMON FUNDS

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended September 30, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Boston Common International Fund	100.00%
Boston Common U.S. Equity Fund	35.47%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2013 was as follows:

Boston Common International Fund	0.00%
Boston Common U.S. Equity Fund	29.56%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited).

Boston Common International Fund	0.00%
Boston Common U.S. Equity Fund	18.34%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (877) 777-6944 or by accessing the Funds’ web site at www.bostoncommonfunds.com.  Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 777-6944.  Furthermore, you can obtain the Funds, proxy voting records on the SEC’s web site at www.sec.gov.

BOSTON COMMON FUNDS

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

Disclosure of the Funds’ complete holdings is required to be made quarterly within 30 days of the end of each period covered by the Annual Report and Semi-Annual Report  to Funds’ shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov.  The Funds make their portfolio holdings available on the Funds’ web site at www.bostoncommonfunds.com simultaneously with the regulatory requirements.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease cost, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more individual copies of these documents.  The Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (877) 777-6944.  Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.bostoncommonfunds.com.

BOSTON COMMON FUNDS

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Advisor
BOSTON COMMON ASSET MANAGEMENT, LLC
84 State Street, Suite 940
Boston, Massachusetts  02109

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Boston Common International Fund
Symbol – BCAIX
CUSIP – 74316J110

Boston Common U.S. Equity Fund
Symbol – BCAMX
CUSIP – 74316J680

Printed on 100% post-consumer waste paper

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and
Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an
“audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Boston Common International Fund

	FYE 9/30/2013	FYE 9/30/2012
Audit Fees	$18,000	$17,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,500
All Other Fees	N/A	$ -

Boston Common U.S. Equity Fund

	FYE 9/30/2013	9/30/2012
Audit Fees	$18,000	$17,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Boston Common International Fund

Non-Audit Related Fees	FYE 9/30/2013	FYE 9/30/2012
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Boston Common U.S. Equity Fund

Non-Audit Related Fees	FYE 9/30/2013	FYE 9/30/2012
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President

Date     December 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President

Date      December 5, 2013

By (Signature and Title)      /s/Eric C. VanAndel
Eric C. VanAndel, Treasurer

Date      December 5, 2013

* Print the name and title of each signing officer under his or her signature.